                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

    We hereby consent to the use in the Prospectus constituting part of this Registration Statement on Form S-1 of our report dated February 22, 1999, relating to the financial statements of Intraware, Inc., which appears in such Prospectus. We also consent to the references to us under the heading "Experts" in such Prospectus.

/s/ PRICEWATERHOUSECOOPERS LLP


PRICEWATERHOUSECOOPERS LLP
San Jose, California
February 24, 1999